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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 5, 2006

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    1-16337                76-0476605
  (State or other jurisdiction      (Commission File        (I.R.S. Employer
of incorporation or organization)       Number)            Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
                       (Address and zip code of principal
                               executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 5, 2006, Oil States International, Inc. (the "Company") entered into a definitive agreement to amend its existing credit agreement dated as of October 30, 2003 (the "Credit Agreement"). The amendment to the Credit Agreement ("Amendment No. 2") amended certain provisions of the Credit Agreement, including but not limited to, the definition of Applicable Percentage and certain Negative Covenants, as defined in the Credit Agreement. In addition, Amendment No. 2 increased the total commitments under the Credit Agreement from $325 million to $400 million and extended the Maturity, as defined, of the Credit Agreement to December 5, 2011. A copy of Amendment No. 2 is filed herewith as Exhibit 10.12C and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

Exhibit
Number       Description of Document
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10.12C       Amendment No. 2, dated as of December 5, 2006, to the Credit
             Agreement among Oil States International, Inc., the lenders named therein and Wells Fargo Bank, N.A., as Lead Arranger, U.S.
             Administrative Agent and U.S. Collateral Agent; and The Bank of
             Nova Scotia, as Canadian Administrative Agent and Canadian
             Collateral Agent; Capital One N.A. and Royal Bank of Canada, as
             Co-Syndication Agents and JP Morgan Chase Bank, N.A. and Calyon New
             York Branch, as Co-Documentation Agents.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 7, 2006


                                 OIL STATES INTERNATIONAL, INC.


                                 By:     /s/ Bradley J. Dodson
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                                 Name:   Bradley J. Dodson
                                 Title:  Vice President, Chief Financial Officer
                                         and Treasurer

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                                INDEX TO EXHIBITS

Exhibit
Number       Description of Document
---------    -----------------------
10.12C       Amendment No. 2, dated as of December 5, 2006, to the Credit
             Agreement among Oil States International, Inc., the lenders named therein and Wells Fargo Bank, N.A., as Lead Arranger, U.S.
             Administrative Agent and U.S. Collateral Agent; and The Bank of
             Nova Scotia, as Canadian Administrative Agent and Canadian
             Collateral Agent; Capital One N.A. and Royal Bank of Canada, as
             Co-Syndication Agents and JP Morgan Chase Bank, N.A. and Calyon New
             York Branch, as Co-Documentation Agents.